UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2017

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard,

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 20, 2017, Bojangles’, Inc. (the “Company”) entered into Amendment No. 6 (the “Amendment”) to that certain Credit Agreement dated as of October 9, 2012 (as amended) together with Bojangles’ Restaurants, Inc., as borrower, Bojangles’ International, LLC, BJ Georgia, LLC, BJ Restaurant Development, LLC, the lender parties thereto, and Bank of America, N.A., as administrative agent. The Amendment, among other things, extended the maturity date on the term loans and revolving line of credit from October 9, 2020 to December 20, 2022 and increased the borrowing capacity under the revolving line of credit from up to $25.0 million to up to $50.0 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

The Credit Agreement, Amendment No. 1 to the Credit Agreement dated May 15, 2013, and Amendment No. 2 to the Credit Agreement dated April 11, 2014 were filed as Exhibits 10.1, 10.2 and 10.3, respectively, to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2015, Amendment No. 3 to the Credit Agreement dated July 23, 2015 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2015, Amendment No. 4 to the Credit Agreement dated September 25, 2015 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2015, and Amendment No. 5 to the Credit Agreement dated October 19, 2016 was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2016.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 6 dated as of December 20, 2017 between Bojangles’, Inc., Bojangles’ Restaurants, Inc., Bojangles’ International, LLC, BJ Georgia, LLC, BJ Restaurant Development, LLC, the lender parties thereto and Bank of America, N.A., as administrative agent.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 6 dated as of December 20, 2017 between Bojangles’, Inc., Bojangles’ Restaurants, Inc., Bojangles’ International, LLC, BJ Georgia, LLC, BJ Restaurant Development, LLC, the lender parties thereto and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bojangles’, Inc.

December 21, 2017	By:	/s/ M. John Jordan
M. John Jordan
Senior Vice President of Finance, Chief Financial Officer and Treasurer